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                     FIRST INVESTORS SERIES FUND II, INC.
                      SUPPLEMENT DATED JANUARY 21, 1998
                     TO PROSPECTUS DATED DECEMBER 31, 1997


     Since early January 1998, the UTILITIES INCOME FUND has been managed by Mr. Jack B. Wolfman. At that time, Mr. Wolfman also became the portfolio manager for the Utilities Income Fund of First Investors Life Series Fund. Prior to joining FIMCO on January 7, 1998, Mr. Wolfman was an Analyst with the New York City Housing Authority, Office of Administrative Methods & Analysis from 1996 to 1998, a Senior Economist, North American Director with Wharton Econometric Forecasting Associates, Inc. from 1992 to 1993, a Senior Economist with Economic Consulting & Planning, Inc. from 1987 to 1992 and an Economist with Merrill Lynch Economics, Inc. from 1980 to 1987.

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